SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                        Date of Report: January 17, 2006
                        (Date of earliest event reported)

                               VASOMEDICAL, INC.
             (Exact name of registrant as specified in its charter)


    Delaware                       0-18105                   11-2871434
--------------------------------------------------------------------------------
(State or other                  (Commission                (IRS Employer
 jurisdiction of                 File Number)               Identification
 incorporation)                                                Number)


180 Linden Avenue, Westbury, New York                          11590
-------------------------------------                          -----
  (Address of principal executive offices)                   (Zip Code)



Registrant's telephone number including area code         (516) 997-4600
                                                           -------------

                                 Not applicable
                                 --------------

         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4c)

                    INFORMATION TO BE INCLUDED IN THE REPORT

     The information in this Form 8-K Current Report and the exhibit attached hereto is furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing of the Registrant under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.



  Item 2.02 Results of Operations and Financial Condition

     On January 17, 2006, Vasomedical, Inc. issued an earnings press release announcing its financial results for the second quarter ended November 30, 2005. A copy of the earnings press release is attached as Exhibit 99 to this Current Report on Form 8-K.

  Item 9.01 Financial Statements and Exhibits

     (c)  Exhibits

          99   Earnings  Release,   dated  January  17,  2006,   announcing  the
               Registrant's financial results for the second quarter ended November 30, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       VASOMEDICAL, INC.


                                         By:    /s/ Thomas Glover
                                         ---------------------------------------
                                                    Thomas Glover
                                          President and Chief Executive Officer


Dated:   January 19, 2006